                                                                    Exhibit 99.2

[UBS WARBURG LOGO]                                           [LEHMAN BROS. LOGO]

                                LB-UBS COMMERCIAL
                             MORTGAGE TRUST 2000-C3
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2000-C3


                        INITIAL MORTGAGE POOL BALANCE
                         APPROXIMATELY $1.31 BILLION

                                LEHMAN BROTHERS


MORGAN STANLEY DEAN WITTER                              DEUTSCHE BANC ALEX.BROWN

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT.

TRANSACTION HIGHLIGHTS
================================================================================


Initial Mortgage Pool Balance:           Approximately $1.31 billion

Public Certificates:                     Approximately $1.22 billion

Private Certificates:                    Approximately $86.3 million

Lead Manager/Sole Book Runner:           Lehman Brothers Inc.

Co-Managers:                             Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc.

Rating Agencies:                         Moody's Investor's Service, Inc. & Fitch IBCA, Inc.

E-Bond Offering:                         The transaction will be offered by Lehman Brothers Inc. over the
                                         Internet.  Investors with Lehman accounts will be able to place orders online.

Trustee:                                 LaSalle Bank National Association

Fiscal Agent:                            ABN AMRO Bank N.V.

Master Servicer:                         First Union National Bank

Special Servicer:                        Lennar Partners, Inc.



                                       1




TRANSACTION HIGHLIGHTS
================================================================================


Determination Date:                      11th day of each month or if such day is not a business day, then the following business day

Distribution Date:                       4th business day after the Determination Date of each month, commencing in June 2000

Eligibility for Underwriters'            Classes A-1, A-2, and X
Prohibited Transaction Exemption for
ERISA Purposes:

DTC:                                     All public certificates

Bloomberg:                               Cash flows will be modeled on Bloomberg

Denominations:                                              Class                      Minimum Denomination*
                                       ---------------------------------------------   ---------------------
                                              A Classes, B, C, D, E, F and G                  $10,000
                                                            X                                $250,000
                                                *Increments $1 thereafter.

TRANSACTION HIGHLIGHTS
================================================================================

CMBS "E-BOND" OFFERING

o    LB-UBS 2000-C3 will be offered by Lehman Brothers Inc. over the Internet.

o Subject to approval, investors will have access to the Internet site through Lehman Brothers' Client Access Site at: www.client.lehman.com

o The Client Access Site will also allow investors to place orders over the Internet if they so desire.

o    On the site, investors will be provided with:

     -- General details of the offering (summary of terms, structural highlights, parties involved in the transaction, etc.)

     -- Informational materials such as this book, structural and collateral term sheets and links to the Bloomberg slide show

     --   Preliminary/Final Prospectus Supplement

     --   Base Prospectus

STRUCTURAL HIGHLIGHTS
================================================================================

CERTIFICATES

                         CLASS A-1

                         CLASS A-2

                         CLASS B

OFFERED                  CLASS C
CERTIFICATES
                         CLASS D

                         CLASS E

                         CLASS F

                         CLASS G                Class X



                         CLASS H

                         CLASS J

PRIVATE                  CLASS K
144A
CERTIFICATES             CLASS L

                         CLASS M

                         CLASS N

                         CLASS P

STRUCTURAL HIGHLIGHTS
================================================================================

BOND STRUCTURE

o    Sequential pay structure.

o Interest and principal to senior classes before subsequent classes receive interest and principal.

o Credit enhancement for each class will be provided by the classes which are subordinate.

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class P).


                    Original Face         Rating        Credit                   Wtd. Avg. Life   Principal
      Class           Amount($)      (Moody's/Fitch)   Support   Description(1)    (years)(2)     Window(2)
----------------  ----------------- ---------------   ---------  --------------  -------------- -------------
       A-1          $385,000,000        Aaa / AAA       20.25%     Capped WAC         5.767     04/00 - 05/09
       A-2           657,250,000        Aaa / AAA       20.25%     Capped WAC         9.620     05/09 - 01/10
        B             71,879,000        Aa2 / AA        14.75%     Capped WAC         9.825     01/10 - 01/10
        C             49,009,000         A2 / A         11.00%     Capped WAC         9.848     01/10 - 02/10
        D             19,603,000         A3 / A-         9.50%     Capped WAC         9.908     02/10 - 02/10
        E             13,069,000       Baa1 / BBB+       8.50%     Capped WAC         9.908     02/10 - 02/10
        F             13,069,000       Baa2 / BBB        7.50%     Capped WAC         9.908     02/10 - 02/10
        G             11,762,000       Baa3 / BBB-       6.60%     Capped WAC         9.908     02/10 - 02/10
        H             20,911,000           (5)           5.00%     Capped WAC         9.908     02/10 - 02/10
        J             16,336,000           (5)           3.75%     Capped WAC         9.908     02/10 - 02/10
        K              9,802,000           (5)           3.00%     Capped WAC         9.951     02/10 - 03/10
        L             10,455,000           (5)           2.20%     Capped WAC        10.046     03/10 - 04/10
        M             11,762,000           (5)           1.30%     Capped WAC        10.367     04/10 - 09/11
        N              3,921,000           (5)           1.00%     Capped WAC        12.927     09/11 - 06/14
        P             13,069,052           (5)           N/A       Capped WAC        17.457     06/14 - 03/20
        X          1,306,897,052(3)     Aaa / AAA        N/A         WAC I/O          8.626(4)  04/00 - 03/20
                  ----------------- ---------------   ---------  --------------  -------------- -------------
     TOTAL:       $1,306,897,052           --             --           --              --             --
                  ================= ===============   =========  ==============  ============== =============

(1) "CAPPED WAC" DESCRIBES A COUPON EQUAL TO THE LESSER OF THE INITIAL COUPON FOR THE SUBJECT CLASS AND A WEIGHTED AVERAGE OF NET MORTGAGE INTEREST RATES ON THE UNDERLYING MORTGAGE LOANS.
(2) EXPECTED ASSUMING AMONG OTHER THINGS, 0% CPR, NO LOSSES AND THAT ARD LOANS PAY OFF ON THEIR ANTICIPATED REPAYMENT DATE.
(3)  REPRESENTS NOTIONAL AMOUNT ON CLASS X.
(4)  REPRESENTS WEIGHTED AVERAGE LIFE OF NOTIONAL AMOUNT ON CLASS X.
(5)  NOT OFFERED HEREBY.

STRUCTURAL HIGHLIGHTS
================================================================================

CALL PROTECTION

                                                % of Total Pool
                                                ---------------
      Total Loans With Lock-Out                      100.0%

    Loans With Initial Lock-Out &                    69.1%
        Defeasance Thereafter

    Loans With Initial Lock-Out &                    30.5%
     Yield Maintenance Thereafter

     Weighted Average Remaining                    9.3 years
      Lock-Out and Defeasance*

    Weighted Average Open Period                   2.5 months

*  ONLY FOR LOANS WITH DEFEASANCE.



Open Period at End     Number of   % of Initial
     Of Loan             Loans     Pool Balance
------------------     ---------   ------------
        NONE              26          10.33%

      1 MONTH             28            9.93

      2 MONTHS            10            8.22

      3 MONTHS            100          69.07

      4 MONTHS             1            0.69

      6 MONTHS             8            1.76
                       ---------   ------------
       TOTAL:             173           100.0%
                       =========   ============

STRUCTURAL HIGHLIGHTS
================================================================================

PREPAYMENT PREMIUMS*

   PREPAYMENT      3/00     3/01     3/02    3/03     3/04    3/05    3/06     3/07    3/08     3/09    3/10
     PREMIUM
----------------  ------   ------   ------  ------   ------   -----   -----   ------  ------   -----   ------
  LOCK-OUT/DEF.   100.0%   100.0%   100.0%   71.2%   69.3%    67.0%   67.1%   76.3%    76.3%   73.4%   100.0%

  YIELD MAINT.       -       -        -      28.8%   30.7%    32.5%   32.5%   23.7%    23.7%   23.7%      -
                  ------   ------   ------  ------   ------   -----   -----   ------  ------   -----   ------
    SUB-TOTAL     100.0%   100.0%   100.0%  100.0%   100.0%   99.6%   99.6%   100.0%  100.0%   97.1%   100.0%
                  ======   ======   ======  ======   ======   =====   =====   ======  ======   =====   ======

       5%            -       -        -        -       -        -       -       -        -       -        -

       4%            -       -        -        -       -        -       -       -        -       -        -

       3%            -       -        -        -       -        -       -       -        -       -        -

       2%            -       -        -        -       -      0.4%      -       -        -       -        -

       1%            -       -        -        -       -        -     0.4%      -        -       -        -

      OPEN           -       -        -        -       -        -       -       -        -      2.9%      -
                  ------   ------   ------  ------   ------  ------  ------   ------  ------   ------  ------
      TOTAL       100.0%   100.0%   100.0%  100.0%   100.0%  100.0%  100.0%   100.0%  100.0%   100.0%  100.0%
                  ======   ======   ======  ======   ======  ======  ======   ======  ======   ======  ======

* % REPRESENTS % OF THEN OUTSTANDING BALANCE AS OF THE DATE SHOWN, ASSUMING NO PREPAYMENTS OR DEFAULTS.

STRUCTURAL HIGHLIGHTS
================================================================================

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:
The yield maintenance charge due in connection with a prepayment will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield (converted from semi-annual to monthly pay) of a Treasury security of similar maturity in most cases, assuming ARD loans mature on their Anticipated Repayment Dates.

A portion of any collected prepayment premium will be paid on the Class of Principal Balance Certificates senior to the Class J Certificates then receiving principal based on the Discount Rate Fraction Methodology. The following example reflects that method. The balance of the prepayment premium will be distributed to the Class X Certificates.

DISCOUNT RATE FRACTION METHODOLOGY:

Mortgage Loan Characteristics of Mortgage Loan being prepaid:
                  Balance:                                   $10,000,000
                  Coupon:                                    8.00%
                  Maturity:                                  10 years
Treasury Rate (monthly):                                     6.50%
Certificate Characteristics:
                  Class A-1 Coupon:                          7.50%
Discount Rate Fraction Example:

                                                         CLASS A-1                     CLASS X
                                                       CERTIFICATES                  CERTIFICATES
                                                   --------------------          ---------------------
PRINCIPAL PAYMENT                                       $10,000,000                      N/A

DISCOUNT RATE FRACTION CALCULATION
(CLASS A-1 COUPON - REINVESTMENT YIELD) /            (7.50% - 6.50%) /            (100.0% - 66.7%) =
(GROSS MORTGAGE RATE - REINVESTMENT YIELD) =         (8.00% - 6.50%) =                  33.3%
DISCOUNT RATE FRACTION =                                   66.7%
                                                   --------------------          ---------------------
% OF PREMIUM ALLOCATED TO CLASSES                          66.7%                        33.3%
                                                   ====================          =====================

POOL HIGHLIGHTS
================================================================================

o The pool is comprised of conventional conduit loans and investment grade rated large loans:

                     Number  Total Principal Balance    % of Total
                    of Loans   as of Cut-Off Date      Mortgage Pool
                    -------- -----------------------   -------------
       Conduit        169          $874,221,813            66.9%

  Investment Grade      4          $432,675,239            33.1%
  Rated Large Loans
                    -------- -----------------------   -------------
TOTAL MORTGAGE POOL:  173        $1,306,897,052           100.0%
                    ======== =======================   =============

* INCLUDES 7 CTL LOANS IN THE AGGREGATE AMOUNT OF $31,991,110 OR 2.4% OF THE POOL BALANCE

o The investment grade loans have been further de-levered by utilizing the A/B structure that Lehman developed in LBCMT 1999-C2.


[GRAPHIC OMITTED]


* FITCH HAS INDICATED TO THE DEPOSITOR THAT A PORTION OF THE A NOTE PROCEEDS IS EXPECTED TO CONTRIBUTE TO AAA CASH FLOWS WHILE THE REMAINDER OF SUCH A NOTE PROCEEDS WILL CONTRIBUTE TOWARDS AA CASH FLOWS OF THE LB-UBS 2000-C3 TRANSACTION.

o B Note receives no principal until the principal amount on the A Note has been paid in full.

POOL HIGHLIGHTS
================================================================================

The A Note DSCR and LTV is set forth below:


                            A Note DSCR and LTV Characteristics
------------------------------------------------------------------------------------------
                   Cherry                                   Westfield          Sangertown
                 Creek Mall          Annapolis Mall         Portfolio          Square Mall
                 ----------          --------------         ---------          -----------
  DSCR(1)           1.71x                 1.50x               1.94x              1.76x

    LTV             47.6%                 58.3%               43.0%              40.9%

(1) BASED ON UNDERWRITTEN NET CASH FLOW.

POOL HIGHLIGHTS
================================================================================


      General Pool Characteristics as of the Cut-Off Date, March 11, 2000
--------------------------------------------------------------------------------
   Size of Pool                                                 $1,306,897,052

   Contributor of Collateral           UBS Principal Finance LLC ("UBS") 68.1%
                                                                  Lehman 31.9%

   Number of Loans                                                         173

   Weighted Average Gross WAC                                           8.336%

   Weighted Average Remaining WAM(1)                                110 months

   Average Balance                                                  $7,554,318

   Largest Loan                                                   $148,497,918

   Largest Conduit Loan                                            $36,312,585

   WA DSCR(2)                                                            1.45x

   Min - Max DSCR(2)                                             1.20x - 2.43x

   WA LTV(2)                                                             63.0%

   Min - Max LTV(2)                                              33.4% - 79.9%

   WA LTV at Maturity(2)                                                 57.1%

   Geographic Diversity                                              30 states

   Balloon or ARD Loans                                                  98.1%

(1)  ASSUMES ARD LOANS MATURE ON THEIR ANTICIPATED REPAYMENT DATES.

(2) EXCLUDING CREDIT TENANT LEASE ("CTL") LOANS BUT INCLUDING OTHER FULLY AMORTIZING LOANS.

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING

o Sponsors of properties securing loans in the LB-UBS 2000-C3 transaction include the following:

     --   Large Loan Sponsors

          o    Westfield America, Inc.

          o    Taubman Centers Inc.

          o    The Pyramid Companies

     --   Conduit Sponsors

          o    Westfield America, Inc.

          o    Konover Properties

          o    W.P. Carey

          o    Capital Senior Living

          o    The Related Company

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING (CONT'D)

o    Conduit Origination

     -- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively--no secondary market loan purchases

     -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by Univest for UBS and by Deloitte & Touche for Lehman)

     -- All hospitality loans have "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items

     -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history checks

     -- Appraisals are prepared in accordance with USPAP standards by approved vendors (all FIRREA appraisals)

     --   Substantially all borrowers are single asset entities

     --   Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

          o    Delivered for all hospitality loans

     -- Cash management systems affecting approximately 79.5% of the Pool balance.

          o    Springing lockbox - 49.7% of the Pool balance.

          o    Hard lockbox - 29.8% of the Pool balance.

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING (CONT'D)

     --   Fully Funded Escrows:

                           % of Pool w/
        Pool              Funded Escrows*  Current Balance*      Annual Deposits*
--------------------      ---------------  ----------------      ----------------
Replacement Reserves           89.8%           $750,572             $3,235,566

Taxes                          98.0%           N/A                 $13,311,062

Insurance                      91.1%           N/A                  $1,939,629

TI & LC Commercial             73.3%         $2,517,266             $3,736,406

*    EXCLUDES CREDIT TENANT LEASE ("CTL") AND LARGE LOANS.

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING (CONT'D)

o    Large Loan Origination and Structuring

     --   All borrowers are special purpose entities

     -- All Large Loans have "agreed upon procedures" or audited statements performed by a "Big Five" accounting firm to verify income and expenses

     -- All investment grade Large Loan proceeds have been sized to "AA" leverage levels from Fitch (approximately 33.1% of the Mortgage Pool)

o     Credit Tenant Lease Origination and Structuring

     -- All CTL loans are self-amortizing or have the benefit of a residual value insurance policy.

     --   All CTL loans have hard lockboxes.

     -- All non "bond" type CTL loans have the benefit of lease enhancement policies issued by Chubb Custom Insurance

     -- Weighted average credit rating of A+/A2 (no credit below A-/A3) by S&P and Moody's, respectively

     --   2.4% of the Mortgage Pool

POOL HIGHLIGHTS
================================================================================

PROPERTY TYPE: AGGREGATE POOL

o Multifamily(1), Office, Industrial/Warehouse, Mobile Home Parks, Anchored Retail and standalone investment grade loans (all of which are Regional Mall(2) loans) comprise approximately 90.3% of the Initial Pool Balance.

o Investment grade Regional Mall(2) loans sized to "AA" leverage from Fitch comprise 33.1% of the Initial Pool Balance.

[GRAPHIC OMITTED]



(1)  INCLUDES SENIOR HOUSING.
(2) REGIONAL MALL PROPERTY TYPE INCLUDES THE EASTLAND CENTER PROPERTY OF THE WESTFIELD PORTFOLIO WHICH IS A POWER CENTER.

POOL HIGHLIGHTS
================================================================================

PROPERTY TYPE: CONDUIT PORTION ONLY

o Multifamily, Mobile Home Park, Industrial/Warehouse, Office and Anchored Retail comprise approximately 85.5% of the conduit portion of the Mortgage Pool.


[GRAPHIC OMITTED]

(1)  INCLUDES SENIOR HOUSING.

POOL HIGHLIGHTS
================================================================================

GEOGRAPHIC DIVERSITY

o    Loans are secured by properties located in 30 states.


[GRAPHIC OMITTED]


*    ALL OTHER INDIVIDUAL STATES COMPRISE LESS THAN 4% OF THE INITIAL POOL
     BALANCE.

POOL HIGHLIGHTS
================================================================================

LOAN SIZE DIVERSITY

o    173 mortgage loans

o    Average loan size (Aggregate Pool): $7,554,318

o    Average loan size (conduit component): $5,172,910

o Largest loan is shadow rated "AA" by Fitch and comprises 11.4% of the Initial Pool Balance (Cherry Creek Mall)

o Investment grade Large Loans sized to "AA" leverage by Fitch comprise 33.1% of the Initial Pool Balance


[GRAPHIC OMITTED]

POOL HIGHLIGHTS
==============================================================================

DEBT SERVICE COVERAGE RATIO(1)

o    Weighted average debt service coverage of 1.45x

                          Debt Service Coverage Ratio
------------------------------------------------------------------------------
   Property Type           % of Pool       WA DSCR               Min-Max DSCR
----------------------     ---------       -------              --------------
  RETAIL                     50.9%          1.58X               1.20X - 1.94X
    Regional(1,2)            33.1%          1.71x               1.50x - 1.94x
    Anchored                 14.2%          1.33x               1.20x - 1.78x
    Unanchored               3.6%           1.32x               1.25x - 1.44x
  OFFICE                     21.9%          1.29X               1.22X - 1.47X
  MULTIFAMILY(3)             14.0%          1.31X               1.20X - 1.82X
  INDUSTRIAL/WAREHOUSE       4.3%           1.34X               1.20X - 1.52X
  MOBILE HOME PARK           2.9%           1.40X               1.20X - 1.84X
  CTL                        2.4%            N/A                     N/A
  HOTEL                      2.0%           1.58X               1.40X - 2.43X
    Limited Service          1.2%           1.72x               1.40x - 2.43x
    Full Service             0.9%           1.40x               1.40x - 1.40x
  SELF STORAGE               1.1%           1.31X               1.30X - 1.38X
  MIXED USE                  0.5%           1.37X               1.25X - 1.59X
                           ---------       -------              --------------
  TOTAL:                     100.0%         1.45X               1.20X - 2.43X
                           =========       =======              ==============

[GRAPHIC OMITTED]


(1)  EXCLUDES CTL LOANS.
(2) ALL THE INVESTMENT GRADE REGIONAL MALL LOANS HAVE BEEN SIZED TO "AA" LEVERAGE BY FITCH.
(3) REGIONAL MALL PORTION INCLUDES THE EASTLAND CENTER PROPERTY OF THE WESTFIELD PORTFOLIO WHICH IS A POWER CENTER.
(4)  INCLUDES SENIOR HOUSING.

POOL HIGHLIGHTS
================================================================================

LOAN TO VALUE(1)

o    Weighted Average Loan to Value of 63.0%

o Weighted Average Loan to Value at Balloon or ARD of 57.1% (including fully amortizing loans other than CTL loans)

[GRAPHIC OMITTED]


(1)  EXCLUDES CTL LOANS.

POOL HIGHLIGHTS
================================================================================

CREDIT TENANT LEASE LOANS

o CTL loans comprise 2.4% of the Initial Pool Balance and have an approximate weighted average credit rating of A+/A2 (S&P/Moody's).

                               Tenants/Guarantors
-------------------------------------------------------------------------------
Tenant/Guarantor                   Current Balance  S&P Rating   Moody's Rating
----------------                   ---------------  ----------   --------------
Super Stop & Shop (Ahold Guaranty)   $14,300,000         A-            A3
CVS                                    8,502,001         A             A3
BellSouth                              5,962,636        AAA           Aa2
Walgreens                              3,226,473       A+(1)          Aa3
                                   ---------------  ----------   --------------
TOTAL/WEIGHTED AVG.:                 $31,991,110         A+            A2
                                   ===============  ==========   ==============

(1)  ISSUER CREDIT RATING.

SIGNIFICANT LOANS
================================================================================

COMBINED LARGE LOAN CHARACTERISTICS:

                                             Cherry Creek Mall
------------------------------------------------------------------------------------------------------------
                                Cut-Off Date     % of              Term to   Amortization
   Note       Property Type        Balance       Loan   Coupon       ARD         Term        DSCR      LTV
----------   ---------------    ------------     -----  ------     -------   ------------    -----    ------
  A Note         Retail         $148,497,918     83.9%  7.680%     7 years    25 years(2)    1.71x     47.6%
             (Regional Mall)

 B Note(1)       Retail          $28,502,082     16.1%  7.680%     7 years    25 years(2)      -         -
             (Regional Mall)
                                ------------    ------  ------     -------   ------------    -----    ------
  TOTAL / WEIGHTED AVERAGE:     $177,000,000    100.0%  7.680%     7 YEARS    25 YEARS(2)    1.47X     56.8%
                                ============    ======  ======     =======   ============    =====    ======

(1)  PLACED PRIVATELY.

                                             Annapolis Mall
------------------------------------------------------------------------------------------------------------
                                Cut-Off Date     % of              Term to   Amortization
   Note       Property Type        Balance       Loan   Coupon       ARD         Term        DSCR      LTV
----------   ---------------    ------------     -----  ------     --------  ------------    -----    -------
A Note           Retail         $123,031,572     85.4%  8.251%     10 years    30 years      1.50x    58.3%(3)
             (Regional Mall)

B Note(1)        Retail          $21,099,647     14.6%  7.744%     10 years    30 years          -        -
             (Regional Mall)
                                ------------    ------  ------     --------  ------------    -----    --------
TOTAL / WEIGHTED AVERAGE:       $144,131,219    100.0%  8.177%     10 YEARS    30 YEARS      1.31X    68.2%(3)
                                ============    ======  ======     ========  ============    =====    ========

(1)  PLACED PRIVATELY.
(2)  FIRST FIVE YEARS INTEREST ONLY, THEN 25 YEAR AMORTIZATION SCHEDULE
     THEREAFTER.
(3) THERE IS ALSO ADDITIONAL COLLATERAL IN THE FORM OF A $15 MILLION LETTER OF CREDIT, EXCEPT THAT IT IS SUBJECT TO RELEASE AND REDUCTION UPON THE SATISFACTION OF CERTAIN CONDITIONS.

SIGNIFICANT LOANS
================================================================================

COMBINED LARGE LOAN CHARACTERISTICS (CONT'D):

                                           Westfield Portfolio
-------------------------------------------------------------------------------------------------------------
                                Cut-Off Date     % of              Term to   Amortization
   Note       Property Type        Balance       Loan   Coupon       ARD         Term        DSCR      LTV
----------   ---------------    ------------     -----  ------     --------  ------------    -----    -------
  A Note         Retail          $99,000,000     76.6%    TBD      10 years      30 years     1.94x     43.0%
             (Regional Mall)

 B Note(1)       Retail          $30,208,037     24.4%    TBD      10 years      30 years       -         -
             (Regional Mall)
                                ------------    ------  ------     --------  ------------    ------    -------
  TOTAL / WEIGHTED AVERAGE:     $129,208,037    100.0%  8.177%     10 YEARS      30 YEARS     1.52X     56.1%
                                ============    ======  ======     ========  ============    ======    =======

(1)  PLACED PRIVATELY.

                                         Sangertown Square Mall
-------------------------------------------------------------------------------------------------------------
                                Cut-Off Date     % of              Term to   Amortization
   Note       Property Type        Balance       Loan   Coupon       ARD         Term        DSCR      LTV
----------   ---------------    ------------     -----  ------     --------  ------------    -----    -------

  A Note         Retail          $62,145,749     81.4%    TBD      10 years      30 years     1.76x     40.9%
             (Regional Mall)

 B Note(1)       Retail          $14,204,280     18.6%    TBD      10 years      30 years       -         -
             (Regional Mall)
                                ------------    ------  ------     --------  ------------    ------   -------
  TOTAL / WEIGHTED AVERAGE:      $76,350,029    100.0%  8.820%     10 YEARS      30 YEARS     1.45X     50.2%
                                ============    ======  ======     ========  ============    =====    =======

(1)  PLACED PRIVATELY.

SIGNIFICANT LOANS
================================================================================

CHERRY CREEK MALL; DENVER, COLORADO:


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]

SIGNIFICANT LOANS
================================================================================

CHERRY CREEK MALL:
Principal Amount (A Note):      $148,497,918

Interest Rate (A Note):         7.680% (weighted average of A & B Note is 7.680%)

Anticipated Repayment Date:     August 11, 2006

Term to ARD:                    7 years

Amortization:                   First five years interest only; 25 year schedule thereafter; hyper-amortization commencing after the ARD

Sponsor:                        Taubman Centers Inc.

Anchors:                        Foley's, Lord & Taylor , Saks Fifth Avenue and Neiman Marcus

Property:                       1,316,485 square foot, two-level enclosed regional mall

Location:                       Denver, Colorado

1999 In-Line Sales/SF:          $450

In-Line Cost of Occupancy:      12.5%

Overall Occupancy:              97.5% (based on 12/31/99 rent rolls)

Value:                          $311.8 million

LTV (A Note):                   47.6%

DSCR (A Note):                  1.71x

Reserves:                       Springing (if DSCR falls below 1.30x or an event of default occurs on combined
                                A & B Notes, monthly reserve of real estate taxes, insurance, capital improvements, leasing commissions and ground lease payments)

Lockbox:                        Borrower has access to account until DSCR falls below 1.30x or an event of default occurs or ARD

SIGNIFICANT LOANS
================================================================================


ANNAPOLIS MALL; ANNAPOLIS, MARYLAND:


[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

SIGNIFICANT LOANS
================================================================================

ANNAPOLIS MALL:
Principal Amount (A Note):      $123,031,572

Interest Rate (A Note):         8.251% (weighted average of A & B Note is 8.177%)

Anticipated Repayment Date:     December 11, 2009

Term to ARD:                    10 years

Amortization:                   30 years; hyper-amortization commencing after the ARD

Sponsor:                        Westfield America, Inc.

Anchors:                        Hecht's, Nordstrom, Lord & Taylor, JC Penney and Montgomery Ward

Property:                       1,116,630 square foot regional shopping center

Location:                       Annapolis, Maryland

1999 In-Line Sales/SF:          $435

In-Line Cost of Occupancy:      12.3%

Overall Occupancy:              98.9% (based on 2/1/00 rent rolls)

Value:                          $211.2 million(1)

LTV:                            58.3%

DSCR:                           1.50x

Reserves:                       Springing (if DSCR falls below 1.25x or an event of default occurs, lockbox will be established for tenant improvements, leasing commissions, operating expenses and replacement reserves)

Lockbox:                        Hard for debt service, tax and insurance; Springing for reserves

(1) There is also additional collateral in the form of a $15 million letter of credit, except that it is subject to release or reduction upon satisfaction of certain considerations.

SIGNIFICANT LOANS
================================================================================

WESTFIELD PORTFOLIO (DOWNTOWN PLAZA; SACRAMENTO, CALIFORNIA):

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

SIGNIFICANT LOANS
================================================================================

WESTFIELD PORTFOLIO (EASTLAND CENTER; WEST COVINA, CALIFORNIA):

[GRAPHIC OMITTED]

SIGNIFICANT LOANS
================================================================================

WESTFIELD PORTFOLIO:
Principal Amount (A Note):      $99,000,000

Interest Rate (A Note):         TBD (weighted average of A & B Note is 8.177%)

Anticipated Repayment Date:     December 11, 2009

Term to ARD:                    10 years

Amortization:                   30 years; hyper-amortization commencing after the ARD

Sponsor:                        Westfield America, Inc.

Anchors:                        Macy's, Macy's Men's & Furniture, Target, Mervyn's and Burlington Coat Factory

Property:                       Downtown Plaza, a 1,191,347 square foot regional shopping mall and Eastland Center, an 860,322 square foot power center.  Total GLA: 2,051,669 square feet

Location:                       California

Value:                          $230.2 million

LTV (A Note):                   43.0%

DSCR (A Note):                  1.94x

Reserves:                       Springing (if DSCR falls below 1.25x or if an event of default occurs, lockbox will be established for replacement reserves, leasing commissions, tenant improvements, and operating expenses)

Lockbox:                        Hard for debt service, tax and insurance; Springing for reserves

SIGNIFICANT LOANS
================================================================================

WESTFIELD PORTFOLIO (CONT'D):



                                            Property Characteristics
----------------------------------------------------------------------------------------------------------------
                                                         1999                    In-Line
     Property        Location       Total    In-Line   In-Line      Overall      Cost of         Anchors
                                   GLA (SF)  GLA (SF)  Sales/SF   Occupancy(1)  Occupancy
 ---------------- --------------  ---------  --------- --------   ------------  ---------  ---------------------
 Downtown Plaza   Sacramento, CA  1,191,347    405,258   $331       94.2%        13.4%      Macy's and Macy's
                                                                                            Men's & Furniture

                                                                                            Target, Mervyn's,
 Eastland Center  West Covina, CA   860,322    558,522   $207      100.0%         3.7%     and Burlington Coat
                                                                                                 Factory
                                  ---------  --------- --------   ------------  ---------  ---------------------
 Total/Weighted Average:          2,051,669    963,780   $312       95.9%        11.9%             --
                                  =========  ========= ========   ============  =========  =====================

(1) Based on 2/1/00 rent rolls and including new lease with Home Life dated April 2000.

SIGNIFICANT LOANS
================================================================================

SANGERTOWN SQUARE MALL; NEW HARTFORD, NEW YORK:

[GRAPHIC OMITTED]

SIGNIFICANT LOANS
================================================================================

SANGERTOWN SQUARE MALL:
Principal Amount (A Note):      $62,145,749

Interest Rate (A Note):         TBD (weighted average of A & B Note is 8.820%)

Anticipated Repayment Date:     December 1, 2009

Term to ARD:                    10 years

Amortization:                   30 years; hyper-amortization commencing after the ARD

Sponsor:                        The Pyramid Companies

Anchors:                        Sears, Kaufmann's, JC Penney and Bradlees

Property:                       855,360 square foot, fully enclosed regional mall

Location:                       New Hartford, New York

1999 In-Line Sales/PSF:         $370

In-Line Cost of Occupancy:      11.6%

Overall Occupancy:              93.7% (based on 2/00 rent roll)

Value (A Note):                 $152.0 million

LTV (A Note):                   40.9%

DSCR:                           1.76x

Reserves:                       Replacement: $175,000/year; Tenant Rollover: $200,000/year;
                                Renovation: $2,000,000(1); Tax & Insurance: Funded monthly based on estimated annual expenses; Debt Service: One month of debt service(2)

Lockbox:                        Hard

(1) In the event that the borrower has not substantially completed a major renovation of the property by 12/1/08, borrower will be required to establish such renovation reserve.
(2) Subject to release based on achievement of certain NOI tests (trailing 12 months NOI should at least be $11.3 million)

INVESTOR REPORTING
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.


      NAME OF REPORT                             DESCRIPTION (INFORMATION PROVIDED)
   1  REMITTANCE REPORT                          PRINCIPAL AND INTEREST DISTRIBUTIONS, PRINCIPAL BALANCES
   2  MORTGAGE LOAN STATUS REPORT                PORTFOLIO STRATIFICATIONS
   3  COMPARATIVE FINANCIAL STATUS REPORT        REVENUE, NOI, DSCR TO THE EXTENT AVAILABLE
   4  DELINQUENT LOAN STATUS REPORT              LISTING OF DELINQUENT MORTGAGE LOANS
   5  HISTORICAL LOAN MODIFICATION REPORT        INFORMATION ON MODIFIED MORTGAGE LOANS
   6  HISTORICAL LOSS ESTIMATE REPORT            LIQUIDATION PROCEEDS, EXPENSES, AND REALIZED LOSSES
   7  REO STATUS REPORT                          NOI AND VALUE OF REO
   8  SERVICER WATCH LIST                        LISTING OF LOANS IN JEOPARDY OF BECOMING SPECIALLY SERVICED
   9  LOAN PAYMENT NOTIFICATION REPORT           LISTING OF LOANS THAT HAVE GIVEN NOTICE OF INTENT TO PAYOFF

TIMELINE
================================================================================



DATE                            EVENT
---------------------           ---------------------------------------------
Week of May 1st, 2000           Structural & Collateral Term Sheets Available
                                Red Herrings Available
                                Rating Agency Pre-Sale Reports Available
                                Internet Access Site Available
                                Road shows
---------------------           ---------------------------------------------
Week of May 8th, 2000           Road shows (cont'd)
                                Investor Calls
                                PRICING
---------------------           ---------------------------------------------
Week of May 15th, 2000          Closing
---------------------           ---------------------------------------------